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                                                                    EXHIBIT 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of VASCO Data Security International, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2003 (the "Report"), I, T. Kendall Hunt, Chief Executive Officer and Chairman of the Board of Directors of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ T. Kendall Hunt
---------------------------------
T. Kendall Hunt
Chief Executive Officer and
Chairman of the Board of Directors
August 14, 2003




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